UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2015

SIPUP CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-185408	99-0382107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Wall St. 8th Floor, New York, NY 10005

 (Address of principal executive offices, including Zip Code)

(212) 634-4360

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 21, 2015, the Board of Directors of Sipup Corporation (the “Company”) dismissed David A. Aronson, CPA. P.A. (“Aronson”) as its independent registered public accounting firm. The reports of Aronson on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the subsequent interim period through the dismissal of Aronson, there have been no disagreements with Aronson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Aronson would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

During the two most recent fiscal years and the subsequent interim period through the dismissal of Aronson, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). The Company has requested that Aronson furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 14, 2016, is filed as Exhibit 16 to this Current Report on Form 8-K.

Effective December 21, 2015, the Company appointed Weinstein & Co. (“Weinstein”) as the independent registered public accounting firm, for the Company for the fiscal year ended November 30, 2014. During the last two fiscal years and the subsequent interim period through the appointment of Weinstein, neither the Company nor anyone on its behalf consulted with Weinstein regarding (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion Weinstein might render on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item, or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

16	Letter from Aronson to the Securities and Exchange Commission dated March 16, 2016 regarding change in certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sipup Corporation Inc.

Dated: March 16, 2016	By:	/s/ Yochai Ozeri
Yochai Ozeri, Interim Chief Executive Officer

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Exhibit Index

Exhibit No.	Exhibit Description

16	Letter from Aronson to the Securities and Exchange Commission dated March 16, 2016 regarding change in certifying accountant.

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